UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2020

USIO, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)

(210) 249-4100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	USIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 23, 2020, Usio, Inc. (“we” or, the “Company”) entered into an underwriting agreement with Ladenburg Thalmann & Co. Inc., as representative of the several underwriters, pursuant to which we issued and sold, in a registered public offering, 4,705,883 shares of our common stock, par value $0.001 per share.

In addition, pursuant to the underwriting agreement, we granted the underwriters a 45-day option, or the Overallotment Option, to purchase up to 705,882 additional shares of our common stock. The Overallotment Option has not been exercised.

On September 25, 2020, the offering closed. The final number of shares sold in the offering was 4,705,883. The public offering price for each share was $1.70. The net proceeds to us, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company, are expected to be approximately $8 million.

The shares of common stock were being offered and sold to the public pursuant to the Company’s registration statement on Form S-3 and an accompanying prospectus (File No. 333-221178), which was declared effective by the Securities and Exchange Commission on December 6, 2017, a preliminary prospectus supplement dated September 22, 2020 and a final prospectus supplement filed with the Securities and Exchange Commission on September 24, 2020.

Pursuant to the underwriting agreement, we agreed to pay the underwriters a cash fee equal to 7.25% of the aggregate gross proceeds raised in the public offering. We also agreed to pay certain expenses of the underwriters, including legal and diligence fees, not to exceed $100,000.

The underwriting agreement contains representations, warranties and covenants made by us that are customary for transactions of this type. Under the terms of the underwriting agreement, we agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The representations, warranties and covenants contained in the underwriting agreement were made only for purposes of such underwriting agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the underwriting agreement.

The underwriting agreement provides that we agree, for a period of 90 days from the date of this offering, that we will not (i) offer, pledge, issue, sell, contract to sell, purchase, contract to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise.

Our officers and directors have also agreed, subject to limited exceptions, for a period of 90 days after the date of the underwriting agreement, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly any shares of common stock or any securities convertible into or exchangeable for our common stock either owned as of the date of the underwriting agreement or thereafter acquired without the prior written consent of the underwriters. The underwriters may, in their sole discretion and at any time or from time to time before the termination of the lock-up period, without notice, release all or any portion of the securities subject to lock-up agreements.

The description of the underwriting agreement does not purport to be complete and is qualified in its entirety by reference to the underwriting agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities or future events or conditions. These forward-looking statements are identified by the use of words such as “believe,” “expect,” “prepare,” “anticipate,” “target,” “launch,” and “create,” or similar expressions including statements about commercial operations, technology progress, growth and future financial performance of the Company. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company’s business that could cause actual results to vary, including such risks that the Company’s security applications may be insufficient; the Company’s ability to adapt to rapid technological change; adverse effects on the Company’s relationships with Automated Clearing House, bank sponsors and credit card associations; the Company’s ability to comply with federal or state regulations; the Company’s exposure to credit risks, data breaches, fraud or software failures, the uncertainty caused by the pandemic and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2019. One or more of these factors have affected, and in the future could affect, the Company’s businesses and financial results and could cause actual results to differ materially from plans and projections. All forward-looking statements made in the presentation and this report are based on information presently available to the Company’s management. The Company disclaims any obligation to update these forward-looking statements, except as required by law. The presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties service providers. The Company has not independently verified such statistics or data. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

1.1	Underwriting Agreement between the Company and Ladenburg Thalmann & Co., Inc. as representative, dated September 23, 2020.
5.1	Opinion of Trombly Business Law, P.C.
23.1	Consent of Trombly Business Law, P.C. (incorporated in exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USIO, INC.

Date: September 25, 2020

	By:	/s/ Louis A. Hoch

	Name:	Louis A. Hoch
	Title:	Chief Executive Officer and President